UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Nevada Gold & Casinos, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEVADA GOLD & CASINOS, INC.
50 Briar Hollow Lane, Suite 500 West
Houston, Texas 77027

NOTICE OF ANNUAL MEETING TO BE HELD ON
OCTOBER 18, 2011

To our Shareholders:

The Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc. (“we,” “us,” or the “Company”) will be held at the Sheraton Suites Houston, 2400 West Loop South, Houston, Texas, 77027 on Tuesday, October 18, 2011, at 3:00 p.m. Central Time for the following purposes:

1.	To elect two Class I directors to hold office until the 2014 Annual Meeting of Shareholders;

2.	To ratify the selection of Pannell Kerr Forster of Texas, P.C. as independent auditors for the 2012 fiscal year; and

3.	To consider such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

Shareholders of record at the close of business on August 22, 2011 are entitled to notice of and to vote at the meeting.  A complete list of such shareholders will be available for examination by any shareholder during ordinary business hours at our executive offices, located at 50 Briar Hollow Lane, Suite 500 West, Houston, Texas 77027, for a period of 10 days prior to the meeting date.

By Order of the Board of Directors,

/s/ JAMES J. KOHN
James J. Kohn
Secretary

September 2, 2011

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST
CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED
IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

NEVADA GOLD & CASINOS, INC.
50 Briar Hollow Lane
Suite 500 West
Houston, Texas 77027

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 18, 2011

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of the Company, for use at the Annual Meeting of Shareholders to be held on October 18, 2011, at 3:00 p.m. Central Time (the “Annual Meeting”), or at any adjournment or postponement of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Sheraton Suites Houston, 2400 West Loop South, Houston, Texas 77027. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or before September 5, 2011.

Our principal executive offices are located at 50 Briar Hollow Lane, Suite 500 West, Houston, Texas 77027, and our telephone number is (713) 621-2245. Our internet website address is www.nevadagold.com.

Availability of Annual Report and Form 10-K

Accompanying this Proxy Statement is our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). We make available, free of charge through our website (www.nevadagold.com), our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as soon as reasonably practicable after such documents are electronically filed with or furnished to the SEC. These reports can be found under “SEC Filings” through the “Investor Relations” section of our website. We will provide to any shareholder without charge, upon the written request of that shareholder, a copy of our Annual Report on Form 10-K (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended April 30, 2011. Such requests should be addressed to Investor Relations, Nevada Gold & Casinos, Inc., 50 Briar Hollow Lane, Suite 500 West, Houston, Texas 77027.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Secretary, at the address of our executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to attend and vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum and Votes Required

Only shareholders of record at the close of business on August 22, 2011 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on August 22, 2011, there were 13,173,546 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

Proxies properly executed, duly returned to us and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted:

(1)	“FOR” the election as directors of the Class I nominees listed in this Proxy Statement; and

(2)	“FOR” the selection of Pannell Kerr Forster of Texas, P.C. as independent auditors for the 2012 fiscal year.

The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of the common stock is necessary to constitute a quorum at the meeting.  If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions.  In accordance with the rules of the NYSE Amex Stock Exchange, formerly the American Stock Exchange (the “Stock Exchange”), certain matters submitted to a vote of stockholders are considered by the Stock Exchange to be “routine” items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period prior to the meeting.  For those matters that the Stock Exchange determines to be “non-routine,” brokerage firms that have not received instructions from their customers would not have discretion to vote.  Under the rules of the Stock Exchange, the election of directors is considered as a “non-routine” matter; therefore, brokerage firms will not be permitted to vote for directors on behalf of their customers unless being provided with specific voting instructions before the date of the meeting.  The ratification of the selection of the independent auditors for the 2012 fiscal year is considered as a “routine” matter for which brokerage firms may vote shares for which they have not received instructions. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but broker non-votes are not counted as votes “for” or “against” the proposals to be acted on at the meeting.

The affirmative vote of a plurality of the votes cast at the meeting will be required for the election of directors (Proposal 1), assuming that a quorum is present or represented at the meeting.  With respect to the election of directors, you may vote in favor of or withhold their votes for each nominee.  A properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to a director although it will be counted for purposes of determining the presence of a quorum.  The affirmative vote of a majority of the shares of common stock represented at the meeting in person or by proxy and entitled to vote on the proposal will be required for approval of Proposals 2, assuming that a quorum is present or represented at the meeting. With respect to Proposal 2, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted.  Accordingly, an abstention will have the same effect as a vote cast against Proposal 2.  A broker non-vote will be counted for purposes of determining a quorum but will not be counted as a vote “for” or “against” Proposal 2.

Solicitation

The cost of soliciting proxies will be borne by us. In addition to soliciting shareholders by mail and through our regular employees, we will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and we may reimburse these parties for their reasonable out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Shareholder Proposals

Proposals of shareholders that are intended to be presented at our 2012 Annual Meeting of Shareholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than May 4, 2012, in order to be included in the Proxy Statement and proxy materials relating to our 2012 Annual Meeting of Shareholders. A shareholder proposal or a nomination for director that will not be included in our Proxy Statement and proxy but which a shareholder intends to present in person at the meeting, must generally be submitted to our Secretary not less than ninety (90) days prior to the anniversary date of the 2011 Annual Meeting of Shareholders.

In order for a shareholder proposal to be considered properly brought before the meeting by a shareholder, such shareholder must, in addition to any applicable requirements, have given timely notice and in proper form of such shareholder's intent to bring such business before such meeting. To be timely, the shareholder’s notice must be received by our Secretary at our principal executive offices not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting; providing, however, that in the event the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the day of the meeting was mailed or such public disclosure made, whichever occurs first. To be in proper form, a shareholder’s notice to the Secretary shall set forth the following: the name and record address of the shareholder who intends to propose the business and the number of shares of stock of the Company which are owned by such shareholder; a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and any material interest of the shareholder in such business.

Security Ownership of Certain Beneficial Owners, Directors and Executive Officers

Shown below is certain information as of August 24, 2011 with respect to beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act, of shares of the Company’s common stock by: (a) the only persons or entities known to us to be beneficial owners of more than five (5%) percent of the outstanding share of the Company’s common stock, (b) each of our directors and director nominees, (c) our Named Executive Officers, as identified in the Summary Compensation Table, and (d) all of our directors and our Named Executive Officers as a group.

	SHARES BENEFICIALLY OWNED AS OF AUGUST 24, 2011
NAME AND ADDRESS (1)	NUMBER OF SHARES		PERCENT OF CLASS

Robert B. Sturges	845,000	(2)	6.4
William G. Jayroe	182,002	(3)	1.4
Francis M. Ricci	53,000	(4)	*
Wayne H. White	55,000	(5)	*
William J. Sherlock	85,000	(6)	*
Frank Catania	46,000	(7)	*
James J. Kohn	348,461	(8)	2.6
Ernest E. East	180,000	(9)	1.4
Trevor A. Taylor	50,669	(10)	*
Louise H. Rogers	941,288		7.1
2512 Alta Mira
Tyler, TX 75701
Robert C. Ide	760,000		5.8
159 North Wolcott Street, Suite 304
Casper, WY 82601
All current directors and executive officers as a group (9 persons)	1,845,132	(11)	14.0

(1)	Unless otherwise indicated, the address for the persons listed is 50 Briar Hollow Lane, Suite 500 West, Houston, Texas 77027.
(2)	Includes options to purchase 775,000 shares of common stock held by Mr. Sturges exercisable as of August 24, 2011 or within 60 days thereafter.
(3)
Includes (a) options to purchase 60,000 shares of common stock held by Mr. Jayroe exercisable as of August 24, 2011 or within 60 days thereafter, (b) 3,334 shares of common stock owned by Christine Jayroe, (c) 3,334 shares of common stock owned by Hunter Jayroe, (d) 3,334 shares of common stock owned by Haley Jayroe and (d) 14,000 shares of common stock owned by The Jayroe Foundation.

(4)	Includes options to purchase 45,000 shares of common stock held by Mr. Ricci exercisable as of August 24, 2011 or within 60 days thereafter.
(5)	Includes options to purchase 45,000 shares of common stock held by Mr. White exercisable as of August 24, 2011 or within 60 days thereafter.
(6)	Includes options to purchase 55,000 shares of common stock held by Mr. Sherlock exercisable as of August 24, 2011 or within 60 days thereafter.
(7)	Includes options to purchase 40,000 shares of common stock held by Mr. Catania exercisable as of August 24, 2011 or within 60 days thereafter.
(8)
Includes options to purchase 346,000 shares of common stock held by Mr. Kohn exercisable as of August 24, 2011 or within 60 days thereafter.  2,461 shares of the Company’s common stock owned by Mr. Kohn have been acquired through his participation in the Company’s 2010 Employee Stock Purchase Plan, as amended.

(9)	Includes options to purchase 170,000 shares of common stock held by Mr. East exercisable as of August 24, 2011 or within 60 days thereafter.
(10)
Includes options to purchase 50,000 shares of common stock held by Mr. Taylor exercisable as of August 24, 2011 or within 60 days thereafter.  669 shares of the Company’s common stock owned by Mr. Taylor have been acquired through his participation in the Company’s 2010 Employee Stock Purchase Plan, as amended.

(11)	Includes options to purchase 1,586,000 shares of common stock.
*	Less than one percent

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Articles of Incorporation provide for a board of directors of no less than one (1) and no more than ten (10) members, the exact number within this range being determined by our Board. The number of members of our Board is currently six. Our Articles of Incorporation also divide our Board into three classes with staggered terms. Each class of directors is elected for a term of three years. We have three classes of directors, Class I presently consisting of two directors, Class II presently consisting of one director, and Class III presently consisting of three directors.

Nominees

Two Class I directors are to be elected at the Annual Meeting for the term ending in 2014. The Corporate Governance and Nominating Committee has recommended the nomination of Wayne H. White and Frank Catania as Class I directors for the term that will expire at our Annual Meeting of Shareholders to be held in 2014. The Board has approved these recommendations and nominated Messrs. White and Catania, who have indicated their willingness to serve. Unless a shareholder specifies otherwise, the shares represented by each returned proxy will be voted for the election of Messrs. White and Catania.

Vote Required; Recommendation of Board

The candidates receiving the highest number of affirmative votes cast will be elected as directors.

Nominees	Age	Principal Occupation
Wayne H. White	73	Retired, Former Investment Banker

Frank Catania	69	President, Catania Consulting Group, LLC

Wayne White.  Mr. White has served as our director since July 2003. From 1983 until his retirement in July 2002, Mr. White was an investment banker. From 1996 until July 2002, Mr. White served as a member of the corporate finance department of Wells Fargo Securities. His duties included working on public and private offerings of equity, private placements of equity, mergers and acquisitions, and the rendering of fairness opinions. Mr. White's specialties were leisure industry sectors, including casinos, casino suppliers and restaurants. Mr. White received his BS in political science from the University of Utah, and his law degree from Hastings College of Law in San Francisco.

Frank Catania.  Mr. Catania, who has over 30 years of gaming and legal experience, is currently a principal of Catania Consulting Group, which specializes in providing gaming expertise to both the public and private sectors. Mr. Catania is also a partner in the law firm of Catania & Ehrlich, P.C., which specializes in all aspects of casino law including licensing and compliance. Mr. Catania serves on the board of directors of eCOGRA, a non-profit organization founded in 2003 with the mission to establish standards for online gaming where it is lawful. Until March 2009, Mr. Catania served on the board of directors of Empire Resorts, Inc. and was previously the director of New Jersey's Division of Gaming Enforcement, a premier and world-renowned gaming regulatory and enforcement agency. Mr. Catania was elected to serve four years in the New Jersey Legislature as an Assemblyman, representing his district in Passaic County. He is a graduate from Rutgers University and Seton Hall University Law School.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF MR. WHITE AND MR. CATANIA.

Directors Not Standing For Election

The members of the Board whose terms do not expire, and who are not standing for election, at this Annual Meeting are set forth below:

Name	Age	Class/Term Expiration	Principal Occupation

William J. Sherlock	61	Class III/2013	Chairman, Nevada Gold & Casinos, Inc. Former President/CEO, Foxwoods Resort & Casino

Robert B. Sturges	64	Class III/2013	CEO, Nevada Gold & Casinos, Inc.

William G. Jayroe	54	Class III/2013	President & CEO, Hunter International Partners, LLC

Francis M. Ricci	68	Class II/2012	President, Orchard Lane Consulting

William J. Sherlock.  Mr. Sherlock has served as our Chairman since November 2009.  Mr. Sherlock is a hospitality and casino  industry veteran of 35 years. From 1997 to 2000, Mr. Sherlock was Chief Operating Officer, and from 2000 to 2006 he was Chief Executive Officer, of Foxwoods Resort & Casino in Mashantucket, Connecticut, one of the world’s largest casinos. He currently serves as a member of the board of directors of Foxwoods Development Company and acts as a gaming consultant. Mr. Sherlock has been President/CEO for the past 15 years in various high profile casino/hotel properties including New York, New York Hotel & Casino, Las Vegas, Nevada, the Flamingo Hilton in Laughlin, Nevada and the Reno Hilton, Reno, Nevada. Mr. Sherlock is a Business Administration graduate of the University of South Carolina. Mr. Sherlock served as Interim President of Foxwoods Resort Casino in Mashantucket, CT from June to December 2010.

William G. Jayroe.   Mr. Jayroe has served as our director since September 1995 and was our Secretary from March 1999 until June 2001. Mr. Jayroe has two decades of technology development, sales, and management expertise. Since January 2007, Mr. Jayroe has been a sales executive for IHS, a global environmental and crisis management software solutions provider headquartered out of Englewood, Colorado. From May 2005 until January 2007, Mr. Jayroe was the Senior Vice President South East Region of Enviance, Inc., a software solutions company headquartered out of Carlsbad, California. From September 2001 until October 2003, Mr. Jayroe served as a Senior Vice President of Digital Consulting and Software Services. From April 1998 until October 2000, Mr. Jayroe served as Executive Vice President of Applied Training Resources, headquartered out of Houston, Texas. Mr. Jayroe founded and has been the CEO of Hunter International Partners, LLC since September 1998. Mr. Jayroe has a BS in Industrial Distribution from Texas A&M.

Francis M. Ricci.  Mr. Ricci has served as our director since July 2003. Since 1991, Mr. Ricci has been involved in the ownership and management of several private companies serving as CEO or CFO, including Natural Swing Products Co., Premier Scale Company and, starting in March 1998 through November 2010, Yes! Golf. Mr. Ricci, a CPA, practiced as an audit specialist for more than 20 years with Deloitte & Touche, serving as a partner for 12 years. Mr. Ricci has been President of Orchard Lane Consulting, a financial consulting firm, since April 2011. Mr. Ricci received his MBA and BS in accounting from the University of Montana.

Consideration of Director Nominees

Shareholder Nominees

The Corporate Governance and Nominating Committee considers properly submitted shareholder nominations for candidates for membership on our Board as described below under “Identifying and Evaluating Nominees for Directors.” Shareholders who wish to communicate with the Corporate Governance and Nominating Committee concerning potential candidates for our Board should do so by sending correspondence to our Secretary, addressed to Nevada Gold & Casinos, Inc., Attention: Secretary, 50 Briar Hollow Lane, Suite 500 West, Houston, Texas 77027. Any such communication should be made in accordance with our Bylaws. Our Bylaws provide that any shareholder entitled to vote at the annual meeting may nominate a person for election to the Board by complying with the procedures set forth in Article II, Section 2.16 of the Bylaws. In general, these procedures provide as follows:

•
the notice from a shareholder must be received by the Company not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; if the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice must be received not later than the close of business on the tenth (10th) day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs;

•
the shareholder's notice must state the proposed nominee’s name, age, business address and residence address, principal occupation, number of shares of the Company’s common stock owned, and any other information about the person required under SEC rules for director nominees to be named in a Proxy Statement;

•	the notice must include the name, record address and number of shares of the Company’s common stock owned by the shareholder recommending the proposed nominee;

•	the notice must include a description of all arrangements or understandings between such shareholder and each proposed nominee; and

•
the notice must include any other information relating to such shareholder that would be required to be disclosed in a Proxy Statement or other filings required to be made in connection with solicitations of proxies for elections of directors pursuant to Section 14 of the Exchange Act.

A copy of our Bylaws is available to a shareholder by sending a written request to our Secretary. The Corporate Governance and Nominating Committee follows the procedures in our Bylaws and accordingly will consider candidates recommended by shareholders who comply with our Bylaws.

Director Qualifications

In discharging its responsibilities to nominate candidates for election to the Board, the Corporate Governance and Nominating Committee has not specified any minimum qualifications for serving on the Board. However, the Corporate Governance and Nominating Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in gaming, finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board. The Corporate Governance and Nominating Committee seeks to assure that our Board is composed of individuals who have experience relevant to our needs and who have the highest professional and personal ethics, consistent with our values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Corporate Governance and Nominating Committee, and may be considered at any point during the year. As described above, the Corporate Governance and Nominating Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Corporate Governance and Nominating Committee. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

Director Independence

The Board has determined that each of Messrs. Ricci, White, Sherlock, Jayroe and Catania are independent directors as defined in the listing standards of the Stock Exchange. As part of its analysis, the Board determined that Messrs. Ricci, White, Sherlock, Jayroe and Catania do not have a direct or indirect material relationship with the Company that would interfere with the exercise of independent judgment.

Code of Ethics

We have adopted a Code of Ethics that applies to directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Ethics is posted on our website at http://www.nevadagold.com, under the heading “Investor Relations.”  Changes to and waivers granted with respect to this Code of Ethics related to officers identified above, and our other executive officers and directors that are required to be disclosed pursuant to applicable rules and regulations of the SEC will also be posted on our website and a Current Report on Form 8-K will be filed within four (4) business days of the change or waiver.

Board Meetings and Committees

The Board held six meetings during the fiscal year ended April 30, 2011 and acted by unanimous written consent on two occasions. Each Board member attended at least 75% or more of the Board meetings held during the fiscal year ended April 30, 2011. As of the date of this Proxy Statement, the Board has three standing committees: (1) the Compensation Committee; (2) the Audit Committee; and (3) the Corporate Governance and Nominating Committee.

Compensation Committee

The Compensation Committee consists of four non-employee directors: Messrs. White, Sherlock, Jayroe and Ricci, each of whom is independent as defined in the listing standards of the Stock Exchange. The Compensation Committee reviews and approves salaries and incentive compensation for our executive officers. The Compensation Committee held two meetings in the fiscal year ended April 30, 2011 and all four members attended the meetings.

The Report of the Compensation Committee is included in this Proxy Statement. The Compensation Committee operates pursuant to a written charter. A copy of the Compensation Committee Charter is available on the Company’s website at http://www.nevadagold.com under the heading “Investor Relations.”

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is currently serving as our officer or employee. None of our executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or the Compensation Committee.

Audit Committee

The Audit Committee consists of three non-employee directors: Messrs. Ricci, Catania and Sherlock, each of whom is independent as defined in the listing standards of the Stock Exchange. The Audit Committee engages our independent auditors, reviews our financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and our independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of our internal accounting controls and financial affairs. The Audit Committee met four times in the fiscal year ended April 30, 2011. Each member attended at least 75% or more of the Audit Committee meetings held during the fiscal year ended April 30, 2011.

The Board has determined that Mr. Ricci is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Exchange Act. Mr. Ricci also serves as Chairman of the Audit Committee.

The Report of the Audit Committee is included in this Proxy Statement. The Audit Committee operates pursuant to a written Charter. A copy of the Audit Committee Charter was attached as Appendix A to the 2004 Proxy Statement previously distributed to shareholders and is also available on our website at http://www.nevadagold.com under the heading “Investor Relations.”

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of four non-employee directors: Messrs. Jayroe, Ricci, Catania and White, each of whom is independent as defined in the listing standards of the Stock Exchange. The Corporate Governance and Nominating Committee reviews and approves candidates for election and to fill vacancies on the Board, including re-nominations of members whose terms are due to expire. The Corporate Governance and Nominating Committee is also responsible for developing and implementing guidelines relating to the operation of the Board and its committees and the Company as a whole. The Corporate Governance and Nominating Committee met two times in the fiscal year ended April 30, 2011. All four members attended the meeting.

The Corporate Governance and Nominating Committee operates pursuant to a written Charter. A copy of the Corporate Governance and Nominating Committee Charter is available on our website at http://www.nevadagold.com under the heading “Investor Relations.”

Communications with the Board

The Board has adopted the following procedure for shareholders who wish to communicate any concern directly with the Board. Shareholders may mail or deliver their communication to our principal executive offices, addressed as follows:

Addressee (*)
c/o Secretary
Nevada Gold & Casinos, Inc.
50 Briar Hollow Lane, Suite 500 West
Houston, Texas 77027

*Addressees: Board of Directors; Audit Committee of the Board of Directors; Corporate Governance and Nominating Committee of the Board of Directors; Compensation Committee of the Board of Directors; name of individual director.

Copies of written communications received at such address will be forwarded to the addressee as soon as practicable.

Attendance at Annual Meetings

Members of the Board are encouraged to attend our Annual Meeting; however, attendance is not mandatory.  All six members of the Board attended our last Annual Meeting.

Director Compensation

Director Fees

Our independent directors are entitled to an annual fee of $24,000 plus $1,000 for each Board meeting attended (except for telephonic meetings for which no compensation is provided) for services they provide as directors or members of Board committees.  The independent Chairman of the Board and the Chairman of the Audit Committee are entitled to an annual fee of $39,000 plus $1,000 for each Board meeting attended.  All directors are reimbursed for their reasonable expenses for attending Board and Board committee meetings. During the fiscal year ended April 30, 2011, there were no options to purchase shares of our common stock granted to our directors.

Director Summary Compensation Table

The table below contains information about the compensation received by each of our non-employee directors during the fiscal year ended April 30, 2011. Directors who are employees received no extra compensation for serving as a director.

Name	Fees Earned or Paid in Cash ($) (*)	Option Awards ($)	All Other Compensation ($)	Total ($)
William G. Jayroe	28,000	-	-	28,000
Francis M. Ricci	43,000	-	-	43,000
Wayne H. White	28,000	-	-	28,000
William J. Sherlock	43,000	-	-	43,000
Frank Catania	28,000	-	-	28,000

(*)	Includes annual fees, meeting fees and fees for committee chairmanship.

As of April 30, 2011, the below directors had outstanding option awards as follows:

Name	Outstanding Stock Options Exercisable (#)	Outstanding Stock Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
William G. Jayroe	40,000	-	1.20	01/23/2013
	10,000	-	1.25	07/28/2019
Francis M. Ricci	25,000	-	1.20	01/23/2013
	10,000	-	1.25	07/28/2019
Wayne H. White	25,000	-	1.20	01/23/2013
	10,000	-	1.25	07/28/2019
William J. Sherlock	25,000	-	1.35	10/15/2012
	5,000	-	1.20	01/23/2013
	15,000	-	1.25	07/28/2019
Frank Catania	25,000	-	0.71	04/16/2014
	5,000	-	1.25	07/28/2019

Report of the Audit Committee of the Board of Directors

The following Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee report by reference therein.

The Audit Committee engages and supervises our independent auditors and oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our annual report on Form 10-K for the fiscal year ended April 30, 2011 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments made by management and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Pannell Kerr Forster of Texas, P.C. (“PKF”), our independent public accounting firm, which is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America, PKF’s judgment as to the quality of our accounting principles and the other matters required to be discussed with the Audit Committee under the auditing standards generally accepted in the United States of America, including the matters required by the Codification of Statements on Auditing Standards No. 61. In addition, the Audit Committee has discussed with PKF their independence from management and the Company, including the written disclosure and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with the Audit Committees.

The Audit Committee discussed with PKF the overall scope and plans for the audit. The Audit Committee meets with PKF, with and without management present, to discuss the results of PKF’s examinations, evaluations or our internal controls, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended April 30, 2011, for filing with the SEC.

Audit Committee of the Board of Directors

Francis M. Ricci, Chairman
William J. Sherlock
Frank Catania

Report of the Compensation Committee of the Board of Directors

The following Compensation Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Compensation Committee report by reference therein.

The Compensation Committee has reviewed and discussed with management, among other things, the section of this Proxy Statement captioned “Compensation Discussion and Analysis.”  Based on that review and discussion, the Compensation Committee has recommended to our Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

Compensation Committee of the Board of Directors

Wayne H. White, Chairman
William G. Jayroe
Francis M. Ricci
William J. Sherlock

EXECUTIVE OFFICERS

The following table sets forth our executive officers as of August 24, 2011. Executive officers are appointed by the Board and serve at the discretion of the Board, subject to their respective employment agreements.

Name	Age	Position

Robert B. Sturges	64	Chief Executive Officer
James J. Kohn	60	Executive Vice President, Chief Financial Officer and Secretary
Trevor A. Taylor	41	Vice President of Operations
Ernest E. East	68	Vice President, Chief Regulatory & Compliance Officer

Robert B. Sturges.  Mr. Sturges has been our CEO since October 2006. He has over 25 years of gaming industry experience including over 15 years with Carnival Resorts & Casinos and Carnival Corporation. Among his many accomplishments as President of Carnival's Gaming Division, Mr. Sturges oversaw the development and operation of the Casino Rouge Riverboat in Baton Rouge, Louisiana, and Casino Rama Resort and Casino in the Toronto, Ontario, Canada market. Earlier in Mr. Sturges’ career, he also served as Deputy Director and Director of the New Jersey Division of Gaming Enforcement. Until recently, Mr. Sturges was serving as a member of the board of directors of AmeriCredit Corp. (NYSE: ACF), a Fortune 1000 automobile finance company. From 2003 to 2009, Mr. Sturges served as a member of the board of directors of Benihana, Inc. (Nasdaq: BNHN) where he was the Lead Independent Director and a member of the Audit, Corporate Governance and Executive Committees. He resigned from the Benihana, Inc.’s board of directors in May 2009. Mr. Sturges is a limited partner of the Miami Heat NBA franchise. He is a graduate of Dartmouth College and a cum laude graduate of Rutgers School of Law.

James J. Kohn. Mr. Kohn, a Certified Public Accountant since 1982, has over 19 years of gaming experience. Before joining the Company in late 2006, he was the Chief Financial Officer of Motor City Casino, a 100,000 square foot casino in Detroit, Michigan. Prior to that, he was the Corporate Director of Internal Audit for Penn National Gaming, a multi-jurisdictional owner and operator of gaming properties, including casinos, racetracks and off-track wagering facilities. He was previously Corporate Director of Financial Analysis of Penn National Gaming. Mr. Kohn was the VP of Casino Finance at Carnival Resorts and Casinos, which owned and operated casinos, hotels and entertainment complexes in the United States, Canada, the Caribbean and South America. He also served as Vice President and Chief Financial Officer of Sands Hotel and Casino in San Juan, Puerto Rico. Before that, he held several senior-level positions in the financial services industry and began his career with Ernst & Young, an international CPA firm. Mr. Kohn is a graduate of Ohio State University and holds an MBA from the University of Miami, Florida.

Trevor A. Taylor.  Mr. Taylor has over 16 years of experience in the gaming, hospitality and entertainment industries. His career has encompassed all aspects of gaming operations and marketing including Director of Marketing, General Manager and Chief Operating Officer positions. In November 2008, Mr. Taylor was appointed as Chief Operating Officer of Oceans Casino Cruises, a casino cruise company previously managed by us. Effective January 2010, Mr. Taylor was appointed as our Vice President of Operations.

Ernest E. East. Mr. East has more than 20 years of gaming experience. From 1998 until 2004 he was Senior Vice President, General Counsel and Chief Compliance Officer of Hyatt Gaming Services, LLC. He was most recently Chief Legal Officer of Global Trust Management, LLC, and prior to that, he was the Senior Vice President, General Counsel and Corporate Secretary of Sierra Pacific Resources. Mr. East also served as Executive Vice President, Secretary and General Counsel of Trump Hotels and Casino Resorts. Mr. East is a graduate of the University of Arkansas School of Law and the University of Tulsa.

Compensation Discussion and Analysis

Overview and Philosophy

The key objectives of our executive compensation program is to attract, retain and motivate well-qualified executives, and motivate the highest quality of management talent available, who will support our rapid growth and development in a dynamic industry.  Furthermore, our executive compensation program is designed:

•	To reflect, in large part, the value created for our shareholders;

•	To offer fair and competitive annual base salaries consistent with similarly situated companies of the same size in the gaming industry;

•	To reward executives for corporate and individual performance through annual incentive and deferred compensation programs; and

•	To encourage long-term performance through the use of long-term incentives, such as stock options, that aligns the interests of our employees and shareholders.

The Compensation Committee administers all plans and programs connected with compensation of our executive officers and directors.  Our business plans and strategic objectives are generally presented by our management at the annual Board meeting.  The Board engages in an active discussion concerning the financial and development targets, the appropriateness of the strategic objectives, and the difficulty in achieving same.  In establishing the compensation plan, our Compensation Committee then utilizes the primary objectives from the adopted business and development plans as the primary targets for determining the executive officers’ annual incentives and long-term incentive compensation.

The Chief Executive Officer makes recommendations to the Compensation Committee for the actual incentive compensation for all other executives based on our actual performance relative to the existing targets as well as on individual performance, and recommends the executives’ base salaries levels for the coming year. The Compensation Committee considers these recommendations generally at the end of each fiscal year in determining its recommendations to the Board for the final annual and long-term incentive compensation for each executive as well as for the executive’s base salary levels. The actual incentive compensations awarded to each executive officer are ultimately subject to the discretion of the Compensation Committee and the Board.

Information concerning the Compensation Committee, its current members and its Charter is provided under the caption “Compensation Committee.”

Elements of Compensation

There are three key elements in our executive compensation program, all determined by individual and corporate performance:

•	Annual base salaries;

•	Annual incentive compensation; and

•	Long-term incentive compensation.

Annual Base Salaries

Annually, the Compensation Committee establishes the base salaries to be paid to our executive officers during the fiscal year, subject to the approval of the Board. In setting base salaries, the Compensation Committee takes into account several factors including, but not limited to, the executive officer’s experience, responsibilities, management abilities and job performance, as well as the performance of the Company as a whole, and current market conditions and competitive salaries of executive officers with similarly situated companies of the same size in the gaming industry.  The Compensation Committee intends the annual base salaries of our executive officers to provide a minimum level of compensation for highly qualified individuals.  The Compensation Committee believes that the annual base salaries of our executive officers in total approximate the market median for salaries that peer group companies pay to similar executive officers and that this positioning is appropriate to support our objective of aligning pay with performance.

Annual Incentive Compensation

The Compensation Committee intends that annual bonuses paid to our executive officers will reward them for the achievement of successful financial performance over a relatively short period of time.  In addition, the Compensation Committee believes that it is important to recognize and reward our executive officers for successfully supporting our growth and development.  Payment of annual bonuses to our executive officers is discretionary.  In the fiscal year ended April 30, 2011, the Compensation Committee did not establish performance objectives for our executive officers.  Nonetheless, the Compensation Committee has awarded each executive officer with a discretionary annual bonus based upon the determination by the Board of an outstanding Company performance during fiscal year ended April 30, 2011.  The bonuses for our “named executive officers” (as this term is defined in Item 402 of Regulation S-K) for the fiscal year 2011 are reported in the “Summary Compensation Table” below, in the column “Bonus.”  For the fiscal year ended April 30, 2011, Mr. Robert B. Sturges was paid $125,000, Mr. James J. Kohn was paid $80,000, Mr. Ernest E. East was paid $5,000 and Mr. Trevor A. Taylor was paid $12,000 in discretionary bonus.

Long-term Incentive Compensation

The Compensation Committee believes that employee stock ownership is a significant incentive in building stockholder wealth and aligning the interests of employees and stockholders. Stock options will only have value if our stock price increases. Our Amended and Restated 1999 Stock Option Plan, as amended (the “1999 Plan”), expired in January 2009. During the fiscal year ended April 30, 2009, the Board adopted the 2009 Equity Incentive Plan (the “2009 Plan”) which was approved by our shareholders at the Special Meeting of Shareholders held on April 14, 2009. The 2009 Plan is similar to the 1999 Plan in most respects and authorizes the Compensation Committee to grant awards, including stock options and restricted stock, to our executive officers.

The Compensation Committee also believes that unvested stock options represent a significant tool to encourage retention of highly qualified executive officers.  The vesting period of stock options encourages our executives to focus on our long-term development and creates greater likelihood “in-the-money” unvested options, which will encourage our executive officers to remain with us rather than seek other opportunities.

The Compensation Committee generally considers stock option grants at the time an executive officer enters into an employment relationship with us while the granting usually occurs on the executive’s date of hire, anniversary date or the date of a regularly scheduled meeting of our Board.

Change in Control Payments

The employment agreements we have entered into with certain of our executive officers provide that they will receive certain payments if we undergo a change in control.  The Compensation Committee believes that the prospect of a change in control would likely result in the executive officers facing personal uncertainties and distractions regarding the possible effects of such occurrence.  The objective of providing pre-defined change in control benefits to our executive officers is to allow them to focus solely to the best interest of our shareholders in the event of any possible, threatened or pending change in control.  This plan therefore serves as an important retention tool during any transition period of uncertainty to ensure that personal interests do not dilute our executive officers’ complete focus on promoting shareholder value.  The details of such arrangements are discussed in details in the “Employment Agreements with Named Executive Officers, Termination of Employment and Change-In-Control Arrangements” section provided below.

All Other Compensation

All other compensation for our executives includes matching contributions to our 401(k) plan, premium payments for the medical benefits plan offered by us and perquisites.

Policy Concerning Tax Deductibility

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the annual corporate federal tax deduction for compensation paid to executive officers named in this Proxy Statement to $1,000,000, unless the compensation qualifies as “performance based” and has been approved in advance by a vote of our stockholders. We are not currently compensating any executive officers at levels that would cause this annual limitation on corporate federal tax deductions to apply and have no current plans to do so. Accordingly, the Compensation Committee has not adopted a formal policy concerning the application of Section 162(m) limitation on tax deductions. If it appears that any executive officer will likely be approaching the $1,000,000 compensation limitation in the near future, the Compensation Committee will review whether such payments should be structured as to qualify as deductible performance-based compensation.

Compensation of Executive Officers and Other Matters

Summary Compensation Table

The following table provides information about the compensation during fiscal year ended April 30, 2011 of our Principal Executive Officer, our Principal Financial Officer and our two remaining executive officers. This group is referred to in this Proxy Statement as the Named Executive Officers (“NEOs”).

NAME AND PRINCIPAL POSITION	FISCAL YEAR (1)	SALARY ($)	BONUS ($)	OPTION AWARDS ($) (2)	ALL OTHER COMPENSATION ($) (3) (4)	TOTAL PAY ($)
Robert B. Sturges	2011	412,000	125,000	147,000	37,760	721,760
CEO	2010	400,000	100,000	187,500	38,483	725,983
	2009	400,000	125,000	-	37,023	562,023

James J. Kohn	2011	283,250	80,000	73,500	9,000	445,750
Executive Vice President, CFO	2010	275,000	68,750	93,750	9,000	446,500
and Secretary	2009	273,615	75,000	-	34,494	383,109

Ernest E. East	2011	113,667	5,000	9,800	9,000	137,467
Vice President and Chief	2010	130,000	20,000	75,000	14,000	239,000
Regulatory & Compliance Officer	2009	250,490	75,000	-	19,998	345,488

Trevor A. Taylor	2011	150,000	12,000	39,200	16,279	217,479
Vice President of Operations

(1)	Compensation data for fiscal year ended April 30, 2011 includes the period from May 1, 2010 through April 30, 2011.
(2)
The amounts in this column reflect the aggregate grant date fair value for stock options awarded during the fiscal year ended April 30, 2011, computed in accordance with FAS 123R. Assumptions used in the calculation of this amount for fiscal year ended April 30, 2011 are included in Footnote 10 to our audited financial statements for the fiscal year ended April 30, 2011, included in our Form 10-K filed with the SEC on July 14, 2011.  During the fiscal year ended April 30, 2011, the following equity awards were granted to our NEOs: Mr. Sturges was granted an option to purchase 150,000 shares, Mr. Kohn was granted an option to purchase 75,000 shares, Mr. East was granted an option to purchase 10,000 and Mr. Taylor was granted an option to purchase 40,000 shares of our common stock.

(3)	Consists of car allowances for each NEO, our matching contributions to Mr. East’s 401(k) savings plan and Mr. Taylor’s reasonable expenses related to his relocation to Las Vegas, Nevada.
(4)
Mr. Sturges’ other compensation includes $14,400 for his flight allowance for himself and his spouse, and $14,360 for his housing in the our furnished corporate apartment in Houston pursuant to his employment agreement.

Grants of Plan-Based Awards Table

No incentive plan awards were granted to our NEOs during the fiscal year ended April 30, 2011.

Compensation of the Chief Executive Officer

Mr. Robert B. Sturges was elected to the position of our Chief Executive Officer on October 10, 2006. For the fiscal year ended April 29, 2007, Mr. Sturges’ base salary was $350,000 which was increased to $400,000 on January 23, 2008 and to $412,000 on April 30, 2010.  For the fiscal year ended April 30, 2011, Mr. Sturges was paid a $125,000 bonus.

The Compensation Committee established the annual base salary and other terms of Mr. Sturges’ compensation based on Mr. Sturges’ past performance record, his status in the gaming industry and his experience and leadership abilities. The Compensation Committee concluded that Mr. Sturges’ compensation, including stock option grants, significantly benefits the Company and our shareholders by securing Mr. Sturges’ services for the future and thereby motivating him to continue his focus on our long-term strategic growth and profitability.

Employment Agreements with Named Executive Officers, Termination of Employment and Change-In-Control Arrangements

We currently have employment agreements in place with our three NEOs – Messrs. Sturges, Kohn and East.

On January 24, 2011, we entered with Robert B. Sturges into an employment agreement, which replaced the employment agreement with him dated November 27, 2006, as amended.  Pursuant to the new employment agreement, Mr. Sturges is entitled to (i) an annual base salary of $412,000; (ii) a $750 monthly auto allowance; (iii) a $1,200 monthly airfare allowance for him and his spouse; (iv) vacation and fringe benefits, including the enrollment into our 401(k) plan and other retirement plans which we may adopt in the future; (v) major medical and health insurance; (vi) reimbursement of his moving and relocation expenses back to Miami, Florida upon the termination of his employment with us; and (vii) housing in a furnished corporate apartment in Houston, Texas.  In addition, Mr. Sturges is eligible for annual bonuses equal to 50% of his annual salary for achieving reasonable goals related to our profitability established in the first 30 days of the fiscal year by the Board and/or the Compensation Committee.  On October 12, 2006, pursuant to the prior employment agreement, Mr. Sturges was granted an option to purchase 100,000 shares of our common stock at an exercise price of $4.87 per share. The foregoing options expire on the tenth anniversary date of the grant, are fully vested and exercisable, and are subject to the terms and conditions of our 1999 Plan. On August 30, 2007, Mr. Sturges was also granted an option to purchase 200,000 share of our common stock at an exercise price of $1.65 per share And, on January 23, 2008, he was also granted an option to purchase 100,000 shares of our common stock at an exercise price of $1.20 per share.  All of the foregoing options expire on the fifth anniversary date of each grant, are fully vested and exercisable, and are subject to the terms and conditions of the 1999 Plan.  In addition, on July 28, 2009, Mr. Sturges was granted an option to purchase 150,000 shares of our common stock at an exercise price of $1.25 per share, on July 27, 2010, an option to purchase 150,000 shares of our common stock at an exercise price of $0.98 per share and, on July 27, 2011, an option to purchase 75,000 shares of our common stock at an exercise price of $1.57 per share.  The above options expire on the tenth anniversary date of the grant, are fully vested and exercisable, and are subject to the terms and conditions of the 2009 Plan.

On February 4, 2011, we entered with James J. Kohn into an employment agreement, which replaced the employment agreement with him dated October 23, 2006, as amended.  Pursuant to the new employment agreement, Mr. Kohn is entitled to (i) an annual base salary of $283,250; (ii) a $750 monthly auto allowance; (iii) vacation and fringe benefits, including the enrollment into our 401(k) plan and other retirement plans which we may adopt in the future; (iv) major medical and health insurance; (v) reimbursement of his moving and relocation expenses back to a new permanent residence upon the termination of his employment with us; (vi) the consequential costs of the sale of his home in Rochester Hills, Michigan, including brokers’ fees, closing costs, title insurance, reasonable attorney’s fees and other incidental customary closing costs; and (vii) a tax equalization allowance related to his above relocation expenses.  In addition, Mr. Kohn is eligible for annual bonuses equal to 50% of his annual salary for achieving reasonable goals related to our profitability and/or strategic goals established in the first 30 days of the fiscal year by the Board and/or the Compensation Committee.  Pursuant to his prior employment agreement, Mr. Kohn was granted an option to purchase 26,000 shares of our common stock at an exercise price of $3.79 per share. On August 30, 2007, Mr. Kohn was also granted an option to purchase 60,000 shares of our common stock at an exercise price of $1.65 per share and another option, on April 22, 2008, to purchase 70,000 shares of our common stock at an exercise price of $1.14 per share.  All of the foregoing options expire on the fifth anniversary date of each grant, are fully vested and exercisable, and are subject to the terms and conditions of the 1999 Plan.  In addition, on July 28, 2009, Mr. Kohn was granted an option to purchase 75,000 shares of our common stock at an exercise price of $1.25 per share, on July 27, 2010, to purchase 75,000 shares of our common stock at an exercise price of $0.98 per share and, on July 27, 2011, an option to purchase 40,000 shares of our common stock at an exercise price of $1.57 per share.  The above options expire on the tenth anniversary date of the grant, are fully vested and exercisable, and are subject to the terms and conditions of the 2009 Plan.

On April 14, 2011, we entered with Ernest E. East into an employment agreement, which replaced the employment agreement with him dated December 29, 2006, as amended. Pursuant to the new employment agreement, Mr. East is entitled to (i) an annual base salary of $75,000; (ii) vacation and fringe benefits, including the enrollment into our 401(k) plan and other retirement plans which we may adopt in the future; and (iii) major medical and health insurance.  In addition, Mr. East is eligible for bonuses solely at the discretion of the Board. Mr. East performs duties as provided in the new employment agreement and as directed by the Chairman of the Audit Committee. In performing his duties, Mr. East (i) will not be required to devote more than 50% percent of his working time, (ii) may continue to perform them from a location outside Houston, Texas, (iii) will travel to Houston, Texas and other locations as reasonably requested by the Chairman of the Audit Committee, (iv) may perform legal and compliance services for third parties so long as there is no interference with his responsibilities to the Company and the services provided do not represent a conflict of interest with the Company, and (v) will assist, as requested, in the transition of his responsibilities as general counsel during the term of the new employment agreement.  Pursuant to his prior employment agreement, Mr. East was granted an option to purchase 30,000 shares of our common stock at an exercise price of $3.24 per share. On August 30, 2007, Mr. East was also granted an option to purchase 60,000 shares of our common stock at an exercise price of $1.65 per share.  All of the foregoing options granted to Mr. East expire on the fifth anniversary date of each grant, are fully vested and exercisable, and are subject to the 1999 Plan.  In addition, on July 28, 2009, Mr. East was granted an option to purchase 60,000 shares of our common stock at an exercise price of $1.25 per share, which option has fully vested, on July 27, 2010, to purchase 10,000 shares of our common stock at an exercise price of $0.98 per share and, on July 27, 2011, an option to purchase 10,000 shares of our common stock at an exercise price of $1.57 per share.  The above options expire on the tenth anniversary date of the grant, are fully vested and exercisable, and are subject to the terms and conditions of the 2009 Plan.

For each of the abovementioned NEOs, we may terminate their employment without “cause,” in which case each NEO would be entitled to a severance in the amount of his annual salary for a period of twelve months following the date of his termination plus pro-rata performance bonus, accrued vacation and fringe benefits, and all stock options granted but not vested at such time shall immediately become fully vested. For each of the abovementioned NEOs, if we terminate their employment for “cause,” their respective employment agreements provide for a payment of only salary, vacation, and fringe benefits through the date of termination, and any unvested stock options are forfeited. In addition, each NEO may terminate his employment with us in the event of a “change of control,” in which case he would be entitled to a lump sum amount equal to his respective annual salary plus pro-rata performance bonus, accrued vacation and fringe benefits, and all granted stock options but not yet vested shall immediately become fully vested. Finally, all employment agreements contain provisions protecting our confidential information and precluding each of our abovementioned NEO from competing with us for a period of one year following the termination of his employment.

Table Showing Benefits of a Termination without Cause or by Good Reason Other Than in Connection with a Change in Control

The following table sets forth the amounts payable under the employment agreements of each of our below-listed NEO in the event of a termination without cause or by the NEO for good reason other than in connection with a change in control.  The amounts in the table assume that the termination took place on April 30, 2011. The closing price of our common stock on the last trading day in the fiscal year ended April 30, 2011 was $1.69.

Name	Cash Severance ($) (a)	Value of Options and Restricted Stock that Have Accelerated Vesting ($)	Value of Medical Continuation ($) (b)	Gross-Up Amount ($)	Total ($)
Robert B. Sturges	620,900	1,332,649	-	-	1,953,549
James J. Kohn	409,939	475,165	5,520	-	890,624
Ernest E. East	88,770	183,223	5,520	-	277,513

(a)
These amounts include cash severance payments mandated by each of the above NEO’s employment agreement, including pro-rated performance bonus, accrued vacation and fringe benefits.  Mr. Sturges’ cash severance also includes flight allowance.  In addition, these amounts do not include any actual expense related to Mr. Sturges’ moving and relocation back to Miami, Florida or Mr. Kohn’s moving and relocation to a new permanent residence, to which each of them is entitled to upon the termination of their employment. In the event of termination without cause, each of the above NEO’s severance will be paid in twelve monthly installments.

(b)
These amounts are estimates based on a blended rate for the above NEOs, which includes a base COBRA cost and incremental costs for the portion of the premiums that we pay. The estimated amounts are given because of certain HIPAA privacy regulations and are expected to be close to the true rate for the individual.

Table Showing Benefits of a Change in Control

The following table sets forth the amounts payable under the employment agreements of each of our below-listed NEOs in the event of a termination in connection with a change of control event. Pursuant to each below-listed NEO’s employment agreement, a “change of control” is defined as the sale of substantially all of our assets, acquisition by a third party of more than 50% of our stock, merger, or other business combination with an unaffiliated entity or person. The amounts in the table assume that the triggering event took place on April 30, 2011. The closing price of our common stock on the last trading day in the fiscal year ended April 30, 2011 was $1.69.

Name	Cash Severance ($) (a)	Value of Options and Restricted Stock that Have Accelerated Vesting ($)	Value of Medical Continuation ($) (b)	Gross-Up Amount ($)	Total ($)
Robert B. Sturges	620,900	1,332,649	-	-	1,953,549
James J. Kohn	409,939	475,165	5,520	-	890,624
Ernest E. East	88,770	183,223	5,520	-	277,513

(a)
These amounts include a lump sum cash severance payments mandated by each of the above NEO’s employment agreement including pro-rata performance bonus, accrued vacation and fringe benefits.  Mr. Sturges’ cash severance also includes flight allowance.  In addition, these amounts do not include any actual expense related to Mr. Sturges’ moving and relocation back to Miami, Florida or Mr. Kohn’s moving and relocation to a new permanent residence, to which each of them is entitled to upon the termination of their employment.

(b)
These amounts are estimates based on a blended rate for each of the above NEOs, which includes a base COBRA cost and incremental costs for the portion of the premiums that we pay. The estimated amounts are given because of certain HIPAA privacy regulations and are expected to be close to the true rate for the individual.

Outstanding Equity Awards at Fiscal Year-End

The table below presents information on the outstanding equity awards held by our NEOs as of April 30, 2011.

Name(*)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Robert B. Sturges	100,000	-	4.87	10/12/2016
	200,000	-	1.65	08/30/2012
	100,000	-	1.20	01/23/2013
	150,000	-	1.25	07/28/2019
	150,000	-	0.98	07/27/2020

Ernest E. East	30,000	-	3.24	01/08/2012
	60,000	-	1.65	08/30/2012
	60,000	-	1.25	07/28/2019
	10,000	-	0.98	07/27/2020

James J. Kohn	26,000	-	3.79	12/21/2011
	60,000	-	1.65	08/30/2012
	70,000	-	1.14	04/22/2013
	75,000	-	1.25	07/28/2019
	75,000	-	0.98	07/27/2020

Trevor A. Taylor	40,000	-	0.98	07/27/2020

(*)
The option awards were granted pursuant to our 1999 Plan, which was approved by shareholders at the 1999 Annual Meeting of Shareholders and amended at the 2002 Annual Meeting of Shareholders and the 2004 Annual Meeting of Shareholders, and pursuant to the 2009 Plan, which was approved by shareholders at the 2009 Special Meeting of Shareholders.  During the fiscal year ended April 30, 2011, no stock options were exercised by our NEOs. The fair market value of our common stock at the end of the fiscal year ended April 30, 2011 was $1.69 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, our directors, executive officers and any persons holding ten percent or more of our common stock are required to report their ownership of common stock and any changes in that ownership to the SEC and to furnish us with copies of such reports. Specific due dates for these reports have been established and we are required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during the fiscal year ended April 30, 2011, Messrs. Sturges, Kohn and East filed late amendments to their respective Forms 4 and Mr. Taylor filed late amendment to his Form 3, all being due to inadvertent clerical errors subsequently found in their respective original filings.

Certain Relationships and Related Transactions

Our Audit Committee charter requires that the Audit Committee reviews and approves all related party transactions for potential conflicts of interests.

We have entered into indemnity agreements with certain directors which provide, among other things, that we will indemnify such directors, under the circumstances and to the extent provided for in the agreements, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party to by reason of his position as our director, and otherwise to the full extent permitted under Nevada law and our bylaws.

Notes Receivable – Affiliates

None.

PROPOSAL TWO

SELECTION OF PANNELL KERR FORSTER OF TEXAS, P.C.
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected, and recommends the approval of the appointment of, Pannell Kerr Forster of Texas, P.C. (“PKF”) as our independent public accounting firm for the fiscal year ending April 30, 2012.  PKF served as our independent public accounting firm for the fiscal year ended April 30, 2011. Representatives of PKF are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Unless shareholders specify otherwise in the proxy, proxies solicited by the Board will be voted by the persons named in the proxy at the Annual Meeting to ratify the selection of PKF as our independent public accounting firm for the fiscal year ending April 30, 2012.  The affirmative vote of a majority of the votes cast at the Annual Meeting will be required for ratification. Although the appointment of an independent public accounting firm is not required to be submitted to a vote of shareholders, the Board recommended that the appointment be submitted to our shareholders for approval. If our shareholders do not approve the appointment of PKF, the Board will consider the appointment of another independent public accounting firm.

Independent Registered Public Accounting Firm’s Fees

PKF billed us as set forth in the table below for professional services rendered for the audit of our annual financial statements for the fiscal years ended April 30, 2011 and April 30, 2010 and for the review of our quarterly financial statements included in our quarterly reports on Form 10-Q for 2011 and 2010, and for work on other SEC filings and tax services rendered for the fiscal years ended April 30, 2011 and April 30, 2010.

Description	Fiscal 2011	Fiscal 2010
Audit Fees	$216,795	$221,568
Tax Service Fees	$78,205	$102,304

Audit Committee Preapproval Policy

The Audit Committee has adopted a policy that all audit, review or attest engagements and permissible non-audit services, including the fees and terms thereof, to be performed by the independent public accounting firm (subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act) are to be pre-approved by the Audit Committee. In addition to audit services, PKF provided tax advice and preparation of returns during the fiscal year ended April 30, 2011. No other non-audit services were performed by PKF pursuant to the de minimis exception in the fiscal year ended April 30, 2011.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PKF AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012.

SHAREHOLDERS SHARING AN ADDRESS

Shareholders sharing an address with another shareholder may receive only one set of proxy materials at that address unless they have provided contrary instructions. Any such shareholder who wishes to receive a separate set of proxy materials now or in the future may write to us or call us to request a separate copy of these materials from:

Investor Relations
50 Briar Hollow Lane
Suite 500 West
Houston, Texas 77027
(713) 621-2245

Similarly, shareholders sharing an address with another shareholder who have received multiple copies of our proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

OTHER MATTERS

The Board knows of no other matters that will be prepared for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ James J. Kohn

JAMES J. KOHN, Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

PROXY

NEVADA GOLD & CASINOS, INC.

ANNUAL MEETING OF SHAREHOLDERS
October 18, 2011

THE UNDERSIGNED SHAREHOLDER OF NEVADA GOLD & CASINOS, INC. (THE "COMPANY") HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND APPOINTS JAMES J. KOHN OR ERNEST E. EAST, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXY OR PROXIES TO VOTE AS SPECIFIED IN THIS PROXY ALL THE SHARES OF COMMON STOCK OF THE COMPANY OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD AT THE SHERATON SUITES HOUSTON, 2400 WEST LOOP SOUTH, HOUSTON, TEXAS, 77027 ON TUESDAY, OCTOBER 18, 2011 AT 3:00 P.M. CENTRAL TIME, AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF. EITHER OF SUCH PROXIES OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID PROXIES HEREUNDER. THE UNDERSIGNED SHAREHOLDER HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE EXECUTED FOR SUCH MATTERS.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

NEVADA GOLD & CASINOS, INC.

October 18, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting and Proxy Statement are available at
http://ir.nevadagold.com/sec.cfm

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000000000 0 101811

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Wayne H. White
○ Frank Catania

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To approve the Selection of Pannell Kerr Forster of Texas, P.C. as the Company's Independent Auditors for the fiscal year ending April 30, 2012.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR CLASS I DIRECTORS, FOR THE APPOINTMENT OF PANEL KERR FORSTER OF TEXAS, P.C. AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSALS ONE AND TWO. PLEASE MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.